UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 20, 2007

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway, Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03.            Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2007, the Board of Directors (the “Board”) of Sealy Corporation (the “Company”) approved the  Amended and Restated By-Laws (the “By-Laws”) of the Company to permit the issuance and transfer of uncertificated shares.  The Board amended the By-Laws in accordance with an amendment to the New York Stock Exchange (“NYSE”) listing rules which requires securities listed on the NYSE to be eligible to participate in a direct registration system (“DRS”) by January 1, 2008.

The By-Laws, which became effective as of December 20, 2007, are filed as an exhibit hereto.

ITEM 9.01.            Financial Statements and Exhibits.

(d)

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Sealy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEALY CORPORATION

Date: December 20, 2007	/s/ Kenneth L. Walker
	By:	Kenneth L. Walker
	Its:	Senior Vice President and General Counsel